UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 28, 2006


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   001-16783                     95-4097995
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Base Salaries of Executive Officers

     Pursuant to its compensation policies announced on October 13, 2005, on July 28, 2006, the Compensation Committee of the Board of Directors of VCA Antech, Inc., which we refer to as the Company, completed its annual performance and compensation review of the Company's executive officers and approved annual base salaries which are effective for the period July 1, 2006 through June 30, 2007.

     The following are the base salaries for the executive officers of the Company effective as of July 1, 2006.

        Name                    Title                               Base Salary
Robert L. Antin (1)        Chairman, President &                     $825,000
                           Chief Executive Officer

Arthur J. Antin (1)        Chief Operating Officer &                 $525,000
                           Senior Vice President

Tomas W. Fuller (1)        Chief Financial Officer,                  $355,000
                           Vice President & Secretary

Neil Tauber                Senior Vice President                     $355,000

Dawn Olsen                 Principal Accounting Officer,             $225,000
                           Vice President & Controller

(1) Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit No.       Description

10.1              VCA Antech, Inc. Summary of Executive Officers' Compensation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 1, 2006                             VCA ANTECH, INC.


                                            By: /s/ Robert L. Antin
                                                --------------------------------
                                                Name:   Robert L. Antin
                                                Title:  Chief Executive Officer